EXHIBIT 10.24

                        FIRST AMENDMENT TO REVOLVING NOTE
                              Loan No. 600804665-57


         The  undersigned,  CTI Industries,  Inc., a Delaware  corporation  (the
"Borrower"), hereby agrees with First American Bank, an Illinois banking corporation (the "Bank"), that the Revolving Note dated August 22, 1996, made by the Borrower payable to the order of the Bank in the original principal amount of $3,000,000.00 (the "Note"), shall be and hereby is amended as follows:

         Notwithstanding any contrary provision of the Note:

                  1. The principal and accrued interest sum outstanding, if not sooner paid in full and unless accelerated as provided in the Note or prepayable as hereinafter provided, shall be due and payable in full on July 1, 1998.

                  2. Commencing July 1, 1997, Borrower shall make regular monthly payments of accrued unpaid interest and on the same day of each month thereafter, until July 1, 1998, when the Note shall be paid in full.

         All references in the Note to this "Note" or the like, shall be deemed to be references to the Note as amended by this Amendment.

         The Borrower hereby authorizes the Bank to affix this Amendment to the Note. Except as herein amended, the Note is ratified and confirmed and shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Note this 1st day of July, 1997.

                                                          BORROWER
                                                  CTI Industries Corporation

Attest:
                                                By:/s/ Stephen M. Merrick
                                                   -----------------------
                                                       Stephen M. Merrick,
By: /s/ Howard W. Schwan                                    President
    ---------------------
        Howard W. Schwan,
           Secretary





Agreed to as of this 1st day of July, 1997.

First American Bank


By: /s/ Martin J. Carmody
    -----------------------
        Martin J. Carmody,
       Exec. Vice President